SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential for use by Commission only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Materials Pursuant to s. 240.14a-12

                            VALPEY-FISHER CORPORATION
                  ---------------------------------------------
                 Name of Registrant as Specified in its Charter

         --------------------------------------------------------------
         Name of Person Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     2)   Aggregate number of securities to which transaction applies:
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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11:
          ------------------------------------------------------------

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          ------------------------------------------------------------

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:
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

                            VALPEY-FISHER CORPORATION
                            (A MARYLAND CORPORATION)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                     10:00 A.M. on  Thursday, May 8, 2003


PLACE                    VALPEY-FISHER CORPORATION
                         75 South Street
                         Hopkinton, Massachusetts 01748


ITEMS OF BUSINESS        (1)  Election of seven (7) directors;
                         (2)  Consideration of approval of 2003 Stock
                              Option Plan; and
                         (3)  Consideration of such other business as may
                              properly  come  before  the meeting.

RECORD DATE              You are entitled to vote if you were a stockholder  \
                         at the close of business on Friday, March 28, 2003.


VOTING BY PROXY          Please fill in, sign and mail the enclosed proxy as
                         soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the QUESTIONS
                         AND ANSWERS beginning on page 2 of this proxy statement and the instructions on the proxy card.

                                    By Order of the Board of Directors

                                    John J. McArdle III
                                    Secretary

THIS NOTICE OF MEETING AND PROXY STATEMENT AND ACCOMPANYING PROXY CARD ARE BEING
                     DISTRIBUTED ON OR ABOUT APRIL 2, 2003

                            VALPEY-FISHER CORPORATION
                                 75 SOUTH STREET
                         HOPKINTON, MASSACHUSETTS 01748

                            ------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 8, 2003

            This proxy statement contains information related to the Annual Meeting of Stockholders of Valpey-Fisher Corporation (the "Company"), to be held on Thursday, May 8, 2003, beginning at 10:00 a.m., at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any postponements or adjournments of the meeting. The enclosed proxy is solicited by the Board of Directors.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of seven directors and consideration of approval of the Company's 2003 Stock Option Plan. In addition, the Company's management will report on the performance of the Company during 2002 and respond to questions from stockholders.

WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

         The information included in this proxy statement relates to the matters to be voted on at the meeting, the voting process, the compensation of directors and the Company's most highly paid officers, and certain other required information. The Company's 2002 Annual Report which contains the Company's 2002 Consolidated Financial Statements accompanies this proxy statement.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         Only stockholders of record at the close of business on the record date, March 28, 2003, are entitled to receive notice of the annual meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF COMMON STOCK OF THE COMPANY?

         Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of March 24, 2003, 4,193,515 shares of Common Stock of the Company were outstanding. It is not anticipated that the number of outstanding shares of Common Stock will change materially between March 24, 2003 and the record date, March 28, 2003.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of the nominated slate of directors (see pages 6-7) and FOR approval of the 2003 Stock Option Plan.

         Other than the election of directors and consideration of approval of the 2003 Stock Option Plan as described in this proxy statement, the Company does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         For the consideration of approval of the 2003 Stock Option Plan the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the matter will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to certain matters. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                            COMMON STOCK OWNERSHIP OF

                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth in the table below is information concerning the ownership as of March 24, 2003 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company. The table also shows information concerning beneficial ownership by all other directors, by each nominee for director, by each of the executive officers of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

Name and Address                                   Amount
of Beneficial Owner                                Beneficially Owned   Percentage of Class
-------------------                                ------------------   -------------------
John J. McArdle III                                  317,843(2)(3)           7.6%
P.O. Box 4100
Portsmouth, NH  03802

Mary R. and                                          311,100                 7.4%
  Emile Vaccari
508 40th Street
Union City, NJ  07087

Robert W. Valpey                                     290,254(2)(4)           6.9%
Route 25
P.O. Box 249
Center Harbor, NH  03226

Ted Valpey, Jr                                     1,041,552                24.0%
P.O. Box 4100
Portsmouth, NH 03802

Other Directors, Nominees and Executive Officers

Richard W. Anderson                                  127,500(5)              3.0%
Michael J. Ferrantino                                130,769(1)              3.1%
Eli Fleisher                                         150,000(6)              3.6%
Lawrence Holsborg                                    157,400                 3.8%
Michael P. Martinich                                      --                 less than 1%
Robert W. Muir, Jr                                    31,200                 less than 1%
Michael J. Kroll                                      38,154(7)              less than 1%

Directors and Executive
  Officers as a Group
  (consisting of 9                                 1,994,418(1-3)(5-8)      47.1%
   individuals)

------------------------------

(1) Includes 100,000 shares issued under a restricted stock agreement. The restrictions on the shares expire at the rate of 20% per year commencing on October 23, 2003. Includes 30,769 shares issuable upon exercise of currently exercisable stock options.
(2) Includes 150,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of three trustees.
(3) Includes 48,625 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership.
(4)  Includes 1,500 shares jointly owned by Mr. Robert Valpey's wife.
(5) Includes 127,500 shares of Common Stock held by Massachusetts Capital Resource Company ("MCRC") as to which Mr. Anderson disclaims beneficial ownership. By virtue of his position as Senior Vice President of MCRC, Mr. Anderson has shared power to vote the shares of the Company owned by MCRC.
(6) Includes 2,250 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership.
(7) Includes 20,050 shares jointly owned by Mr. Kroll's wife and 8,204 shares issuable upon exercise of currently exercisable stock options.
(8) Includes 38,973 shares issuable upon exercise of currently exercisable stock options.

                            1. ELECTION OF DIRECTORS

NOMINEES

         On March 26, 2003, the Board of Directors of the Company amended
Article III, Section 1 of the Bylaws of the Company effective at the time of the 2003 Annual Meeting of Stockholders decreasing the number of directors from eight to seven. Seven directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified.

         The following table sets forth certain information furnished to the Company regarding the persons who are nominees for election as directors of the
Company:


                                                                                            Year First
                                Principal Occupation                                        Elected
Name of Nominee                  for Past Five Years                                        Director                Age
---------------                  -------------------                                        --------                ---
Richard W. Anderson             Senior Vice President of                                    2000                    55
                                  Massachusetts Capital
                                  Resource Company (a private
                                  investment company) from
                                  prior to 1998.

Eli Fleisher                    Investor since prior to 1998.                               1977                    75

Lawrence Holsborg               Investor since prior to 1998.                               1986                    69

Michael J. Ferrantino           President and Chief Executive Officer of the Company        2002                    60
                                  since September 30, 2002.  From January 2002 until
                                  September 2002, President of the Micro Networks
                                  Division (manufacturer of high performance
                                  frequency and filter components and subsystems) of
                                  Integrated Circuit Systems, Inc.; from December
                                  1998 until January 2002, President and Chief


                                       6

                                   Executive Officer of Micro Networks Corporation;
                                   from April 2000 to January 2002, Chairman of the
                                   Board of Micro Networks Corporation; from prior to
                                   1998 to October 1998, Executive Vice President and
                                   Chief Operating Officer of CP Clare (manufacturer
                                   of semiconductor circuits, relays and surge
                                   protector products).

John J. McArdle III             Private Investor since November, 2001; Chief Executive      1992                    53
                                   Officer of MetroWest Bank from prior to 1998 to
                                   October, 2001; Secretary of the Company since prior
                                   to 1998.

Robert W. Muir, Jr.             President of The Diamond Group (investment company) since   1996                    54
                                   August 1998; Vice President Corporate
                                   Development, Thomas & Betts Electrical
                                   Supply from prior to 1998 to August 1998.

Ted Valpey, Jr.                 Investor; Chairman of the Company since prior to 1998;      1980                    70
                                    Chief Executive Officer and President of the
                                    Company from prior to 1998 to September 30, 2002.


         Except for Mr. Ferrantino, each of the above nominees was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected. Mr. Ferrantino was elected a director on October 23, 2002. The Board of Directors met five times during 2002. Except for Joseph Tiberio, who resigned as director on June 10, 2002, each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

         The Board of Directors has standing Audit, Executive, Nominating and Stock Option-Compensation Committees. Actions taken by the committees are reported to the Board.

         Audit                                          Executive
         -----                                          ---------

         Richard W. Anderson                            Richard W. Anderson
         Lawrence Holsborg                              John J. McArdle III
         Eli Fleisher                                   Robert W. Muir, Jr.
                                                        Ted Valpey, Jr.

                                                        Stock Option -
         Nominating                                       Compensation
         ----------                                     ----------------

         Lawrence Holsborg                              Eli Fleisher
         John J. McArdle III                            Lawrence Holsborg
         Ted Valpey, Jr.                                Michael P. Martinich
                                                        Robert W. Muir, Jr.

AUDIT COMMITTEE                                         three meetings in 2002

      o     Recommends the appointment of the Company's independent accountants;

      o Reviews the plan and results of the yearly audit by the independent accountants;

      o Reviews the Company's system of internal controls and procedures and where necessary, investigates matters relating to the audit functions;

      o Prior to the release of its quarterly results and the filing by the Company of its Quarterly Reports on Form 10-Q for each of the first three quarters of 2002, the Audit Committee Chairman reviewed with management and the Company's then independent auditors, Deloitte & Touche LLP, the Company's quarterly financial information.

EXECUTIVE COMMITTEE                                          no meetings in 2002

      o Exercises all the powers of the Board when the Board is not in session, except those which by law cannot be delegated by the Board of Directors.

NOMINATING COMMITTEE                                         one meeting in 2002

o Reviews and makes recommendations to the Board regarding potential candidates for nomination as directors. The Nominating Committee seeks potential nominees for Board membership in various ways and will consider suggestions submitted by stockholders. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company.

STOCK OPTION - COMPENSATION COMMITTEE                       two meetings in 2002

      o recommends to the Board of Directors the compensation for the Chairman and Chief Executive Officer ("CEO");

      o reviews and recommends to the Board of Directors the Company's Management Incentive Plan;

      o approves the compensation recommendations of the CEO for executive officers;

      o administers and approves option grants pursuant to the Company's Stock Option Plans; and

      o approves the Company's contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2002 and discussed such statements with management and the Company's independent auditors, Grant Thornton LLP. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

         The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended). The Audit Committee received from Grant Thornton LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence.

         Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

                        Submitted by the Audit Committee:

                        Richard W. Anderson, Chairman
                        Lawrence Holsborg
                        Eli Fleisher

AUDIT COMMITTEE INDEPENDENCE AND CHARTER

         Each member of the Audit Committee is independent under the American Stock Exchange Listing Standards ("AMEX Listing Standards") as currently in effect.

         The Board has adopted a written Charter for the Audit Committee which was published as an appendix to the Proxy Statement for the 2001 Annual Meeting.

AUDIT AND RELATED FEES

AUDIT FEES. The Company incurred fees of $50,000 to Grant Thornton LLP, its independent auditors, for professional services rendered for the audit of the Company's 2002 financial statements. The Company incurred fees of $12,200 to its prior auditors, Deloitte & Touche LLP, for review of the Company's financial statement include in the Company's Quarterly Reports on Form 10-Q for the first three fiscal quarters of 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees paid by the Company to Grant Thornton LLP for financial information system design and implementation for 2002.

ALL OTHER FEES. The Company incurred fees of $725 to Grant Thornton LLP for services other than those described above. Such services included tax advice.

         The Audit Committee has considered whether the provision of the services described above under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining Grant Thornton LLP's independence and determined that it is.

DIRECTOR COMPENSATION

         Each outside director is paid an annual director's fee of $2,500 plus $750 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting.

OTHER DIRECTORSHIPS

         Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

       NAME                                   DIRECTOR OF
       ----                                   -----------
       Richard W. Anderson                    Providence and Worcester
                                              Railroad Company

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company's securities. The Company believes that, during 2002, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors, executive officers and stockholders.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

            The Summary Compensation Table below sets forth compensation information for each of the Company's last three fiscal years for the CEO and the other executive officers whose total annual salary for such fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long Term
                                                                                      Compensation
                                                        Annual                           Awards
                                                  Compensation(1)(2)                     ------
                                                  ------------------           Restricted        Securities
                                                                                    Stock        Underlying          All Other
Name and Principal Position              Year        Salary          Bonus      Awards($)      Options/Sars(#)    Compensation($)(3)
---------------------------              ----        ------          -----      --------       ---------------    ------------
Ted Valpey, Jr                            2002      $ 67,700        $      0    $      0                  0        $  2,100
(CEO and President                        2001        80,000               0           0                  0           3,846
until 9/30/02 and Chairman)(4)            2000        80,000         125,000           0                  0          11,851

Michael J. Ferrantino                     2002        51,539        $175,000     290,000(6)         200,000               0
(President and
Chief Executive Officer
since 9/30/02) (5)

Michael J. Kroll                          2002       111,500        $      0    $      0                  0        $  3,552
(Vice President,                          2001       111,500               0           0                  0           5,211
Treasurer and Chief Financial Officer)    2000       111,500          65,000           0                  0          12,027

-----------------------------
(1) For 2001 and 2000, the Company maintained a Management Incentive Plan which provides cash payments to key managers of the Company based on the achievement of the Company's budget and includes sales, gross margin and operating income goals. The payments to the named executive officers for 2000 pursuant to the Management Incentive Plan are set forth under the heading "Bonus" in the table above. The Company paid no amounts to any of the named officers pursuant to the Management Incentive Plan in 2001.

(2) The above table does not include any amounts for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.

(3)      Represents amounts allocated under the Company's Profit Sharing 401(k)
         Plan.

(4) The Company has reimbursed Mr. Valpey since prior to 2000 at the rate of $5,000 per month for office, secretarial and other business expenses.

(5) Mr. Ferrantino was elected President and Chief Executive Officer of the Company effective September 30, 2002. The salary shown for Mr. Ferrantino is the amount paid or accrued from September 30, 2002 through December 31, 2002. Mr. Ferrantino's annual base salary is $200,000. The $175,000 bonus payment was a tax-offset bonus relating to the granting of 100,000 shares of Restricted Stock to Mr. Ferrantino pursuant to a restricted stock agreement described in (6) below.

(6) On December 19, 2002, Mr. Ferrantino received an award of 100,000 shares of Restricted Stock pursuant to a Restricted Stock Agreement dated December 19, 2002. The award vests, contingent on continued employment with the Company, at the rate of 20% per year beginning October 23, 2003. The awards may become vested sooner upon death or certain defined "change of control" transactions. The dollar amount for Restricted Stock in the above table represents the fair market value of the shares subject to the award on the date the award was made, net of the amount of $.05 per share paid by Mr. Ferrantino in connection with the issuance of the shares. As of December 31, 2002 the total number and value of Mr. Ferrantino's unvested restricted stock holdings based upon the closing market price of the Company's Common Stock as such date was 100,000 shares valued at $274,000. Dividends are paid with respect to unvested restricted shares at the same rate and time as dividends, if any, are paid on outstanding Company shares of Common Stock generally.

ARRANGEMENT WITH MICHAEL J. FERRANTINO

         The Company has an arrangement with Mr. Ferrantino which provides that
(i) in the event of the sale of the Company prior to September 2007 the Company will pay him severance equal to two years' base salary if he is not employed by the buyer as President and Chief Executive Officer and (ii) in the event of the sale of the Company the vesting of the options granted to him in 2002 will be accelerated.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding grants of stock options to the named officers during the 2002 fiscal year.

                                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                                             AT ASSUMED ANNUAL
                                                                                                       RATES OF STOCK APPRECIATION
                                                                                                             FOR OPTION TERMS
                                                                                                             ----------------
                   NUMBER OF SECURITIES  % OF OPTIONS GRANTED TO
                        UNDERLYING              EMPLOYEES
           NAME      OPTIONS GRANTED       DURING FISCAL YEAR    EXERCISE PRICE/SHARE  EXPIRATION DATE  5% PER YEAR     10% PER YEAR
           ----      ---------------       ------------------    --------------------  ---------------  -----------     ------------
Ted Valpey, Jr.            -0-                     -0-                   $-0-                -0-           $---             $---
Michael J.
   Ferrantino            200,000                   96%                    3.25             9/29/12        408,782        1,035,933
Michael J. Kroll           -0-                     -0-                     -0-               -0-            ---             ---

AGGREGATE OPTION EXERCISES IN THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND FISCAL YEAR END OPTION VALUES

         The following table sets forth exercise activity in the last fiscal year and the fiscal year-end option values with respect to the named officers.

                                                                      NUMBER OF SECURITIES               VALUES OF UNEXERCISED
                   SHARES ACQUIRED ON                                  UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                       EXERCISE (#)     VALUE REALIZED ($)(1)         OPTIONS AT 12/31/02                       12/31/02(2)
                       ------------     ---------------------         -------------------                       -----------

            NAME                                               EXERCISABLE          UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
            ----                                               -----------          -------------   -----------      -------------
Ted Valpey, Jr.            -0-                 -0-                 -0-                   -0-            -0-               -0-
Michael J.
  Ferrantino               -0-                 -0-               30,769                169,231          -0-               -0-
Michael J. Kroll           -0-                 -0-                8,204                 9,000         $1,376              -0-

-------------------

(1) Calculated by determining the difference between the exercise price and the closing price on the date of exercise.
(2) Calculated by determining the difference between the exercise price and the closing price on December 31, 2002.

                      EXECUTIVE COMPENSATION REPORT OF THE
                       STOCK OPTION-COMPENSATION COMMITTEE

         The Stock Option-Compensation Committee (the "Committee") of the Board of Directors consists of four non-employee directors, Eli Fleisher, Lawrence Holsborg, Michael P. Martinich and Robert W. Muir, Jr.

         The Committee recommends to the Board of Directors the compensation for the Chairman and CEO and approves the CEO's compensation recommendations for executive officers. In addition, the Committee reviews and recommends the Management Incentive Plan to the Board, administers and approves option grants pursuant to the Company's Stock Option Plans and approves Company contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan.

COMPENSATION POLICY FOR EXECUTIVE OFFICERS

         The Committee's policy is that the Company's executive officers should be paid a salary commensurate with their responsibilities, should receive short-term incentive compensation in the form of a bonus plan based upon achievement of performance goals, and should receive long-term incentive compensation in the form of stock options. Based upon the Company's results for 2002 the Committee determined not to adopt any bonus plan for 2002.

         The policy with respect to the salary of the executive officer other than the Chairman and CEO is that it should be in an amount recommended by the Chairman and CEO, and the current salary of such executive officer is in the amount so recommended. The considerations entering into the determination by the then Chairman and CEO of the salary for the named executives which he recommended to the Committee in 2002 were his subjective evaluation of the ability and past performance of the executive and his judgment of his potential for enhancing the profitability of the Company. The then Chairman and CEO advised the Committee that, in his subjective judgment based on his experience and knowledge of the marketplace, the salary of such executive officer was reasonable and proper in light of the duties and responsibilities of such executive.

         The Committee's policy generally is to grant options to executives and other key employees under the Company's Stock Option Plans (the "Option Plans") and in amounts not exceeding the amounts recommended by the Chairman and CEO. The recommendations of the Chairman and CEO for option grants reflect the subjective judgment of the Chairman and CEO of the performance of employees and the potential benefit to the Company from the grant of this form of incentive compensation. In recommending option grants the Chairman and CEO, among other things, considers the amount and terms of options granted in the past. No options were granted in 2002 to any executive officer other than Mr. Ferrantino.

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and other named executive officers. Because of the range of compensation paid to its executive officers, the Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

COMPENSATION OF THE CEO IN 2002

         On April 28, 1997, Mr. Valpey was elected CEO. He ceased to be CEO on September 30, 2002 upon the election of Mr. Ferrantino as President and CEO. At the time of his election by the Board of Directors in 1997, the Board determined to continue to pay Mr. Valpey $80,000 per annum, the amount he had been receiving as Chairman. Mr. Valpey voluntarily reduced his salary for 2002 to $67,700.

         Mr. Ferrantino was elected President and CEO effective September 30, 2002. In connection with the employment of Mr. Ferrantino as President and CEO, the Compensation Committee recommended and the Board of Directors approved a base salary for Mr. Ferrantino of $200,000, and a bonus of $175,000 as a tax offset payment relating to the grant of 100,000 shares of Common Stock pursuant to the Restricted Stock Agreement described above. In addition to the award of 100,000 shares of Restricted Stock the Stock Option Committee also granted Mr. Ferrantino options to purchase 200,000 shares of Common Stock under the Company's 2001, 1999, and 1992 Stock Option Plans at an exercise price of $3.25 per share.

         The Committee determined that the base salary, bonus and grant of Restricted Stock and stock option was reasonable, was within the range of competitive compensation practice and was justified given the importance of having an experienced and well qualified Chief Executive Officer to succeed Mr. Valpey.

                                       Eli Fleisher
                                       Lawrence Holsborg
                                       Michael P. Martinich
                                       Robert W. Muir, Jr.
                                         Stock Option-Compensation
                                           Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Holsborg was President of Matec Fiberoptics Inc., a subsidiary of the Company, prior to 1989.

                                PERFORMANCE GRAPH

            The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the American Stock Exchange Index, and a peer index ("Peer Group") made up of 36 companies in the electronic components manufacturing business, for the five years beginning December 31, 1997 and ending December 31, 2002 (assuming the investment of $100 on December 31, 1997, and the reinvestment of all dividends).

                               [GRAPHIC OMITTED]


                                       Base
                                      Period
                                       Dec 97              Dec 98            Dec 99       Dec 00           Dec 01         Dec 02
VALPEY-FISHER CORPORATION               100               133.33            222.22        328.98          222.06         150.24
AMERICAN STOCK EXCHANGE IND             100               100.64            128.10        131.13          123.81         120.42
PEER GROUP                              100               110.23            168.47        136.64           75.55          55.81

                  2. APPROVAL OF THE VALPEY-FISHER CORPORATION
                             2003 STOCK OPTION PLAN

         The Board of Directors recommends the approval of the Valpey-Fisher Corporation 2003 Stock Option Plan (the "2003 Plan") under which options to purchase a total of 200,000 shares of the Company's Common Stock will be made available for grants. Currently there are 332,104 shares of Common Stock subject to outstanding options under the 1992 Plan, 150,000 shares of Common Stock subject to outstanding options under the 1999 Plan, and 27,834 shares of Common Stock subject to its outstanding options under the 2001 Plan. The 1992 Stock Option Plan of the Company terminated on December 3, 2002. The 1999 Stock Option Plan of the Company will terminate on March 29, 2009 and 2001 Stock Option Plan of the Company will terminate on February 21, 2011. Upon termination no additional options may be granted under a plan. There are no options to purchase shares of Common Stock available for issuance under the 1999 Plan and there are options to purchase 172,166 shares of Common Stock available for issuance under the 2001 Plan.

         The Board of Directors believes it to be in the best interest of the Company to adopt the 2003 Plan to have available sufficient options to attract and retain the services of valued employees and attract and retain the services of other individuals of outstanding abilities and specialized skills. Accordingly, the Board of Directors has adopted the 2003 Plan, subject to approval by stockholders, and recommends that the stockholders approve it.

         The full text of the 2003 Plan is attached to this Proxy Statement as Appendix A. The following is a summary of the major provisions of the 2003 Plan and is qualified in its entirety by the full text of the Plan.

PURPOSE OF THE PLAN

         The 2003 Plan is intended to expand and improve the profitability and prosperity of the Company for the benefit of its stockholders by permitting the Company to grant to officers and other key employees of, and consultants and advisors to, the Company and its subsidiaries, options to purchase shares of the Company's Common Stock.

STOCK SUBJECT TO THE PLAN

         There will be reserved for issuance upon the exercise of options granted under the 2003 Plan an aggregate of 200,000 shares of Common Stock of the Company, par value $.05 per share. If any options granted expire or terminate without being exercised, the shares covered thereby will be added back to the shares reserved for issuance. The 2003 Plan contains certain anti-dilution provisions relating to the stock dividends, stock splits and the like.

ADMINISTRATION OF THE PLAN

         The 2003 Plan will be administered by the Stock Option-Compensation Committee appointed by the Board of Directors consisting of members of such Board each of whom shall be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee will have the full power to grant options ("Options"), to determine the persons eligible to receive Options, and to determine the amount, type and terms and conditions of each Option.

         The Committee may permit the voluntary surrender of all or a portion of an Option granted under the 2003 Plan to be conditioned upon the granting to the participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the 2003 Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

ELIGIBILITY

         Options may be granted to officers and other key employees, and consultants and advisors to the Company or a subsidiary of the Company (presently approximately 15 in number). However, members of the Board of Directors who are not employees of the Company or a subsidiary will not be eligible to participate in the 2003 Plan.

         No determination has yet been made, assuming the 2003 Plan is approved, as to the key employees, consultants or advisors to whom Options will be granted in the future or as to the total number of officers and other employees, consultants or advisors who may be selected in the future to receive options under the 2003 Plan. One or more Options may be granted under the 2003 Plan to any present or future employee, consultant or advisor, including officers and directors who are employees of the Company or one of its subsidiaries.

         Both Incentive Stock Options (as defined in the Internal Revenue Code of 1986) and Non-Qualified Options may be granted under the 2003 Plan. Incentive Stock Options may be granted only to officers and other key employees, but Non-Qualified Options may be granted to officers and employees as well as to consultants and advisors. The two types of Options differ primarily in the tax consequences relating to the exercise and disposition of shares acquired pursuant to the Options. See "FEDERAL INCOME TAX CONSEQUENCES" below.

OPTION PRICE

         The purchase price of each share of Common Stock under Options will be established by the Committee, provided, however, that in the case of an Incentive Stock Option the exercise price will not be less than the fair market value of the Common Stock at the time of the grant of such Option.

         The exercise price is to be paid in full at the time of exercise (i) in good funds, or (ii) if the Committee determines at the time of grant, by delivery of shares of Common Stock of the Company (valued at their then fair market value), or (iii) if the Committee determines and subject to any restrictions or conditions as it deems appropriate, by electing to have the Company withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate fair market value on the date of exercise equal to the exercise price, or (iv) by a combination of
(i) and (ii) or (i) and (iii) above.

         The last sale price of the Common Stock of the Company reported on the American Stock Exchange composite tape on March 24, 2003 was $2.50 per share.

TERM OF OPTION

         Each Option shall expire on such date as the Committee shall determine, provided, that in no event shall an option be exercisable after the expiration of ten (10) years from the grant thereof.

EXERCISE OF OPTIONS

         Each Option shall be exercisable as to all or any part of the shares subject thereto at such times as the Committee may determine. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

EARLY TERMINATION OF OPTIONS

         If an optionee voluntarily quits or is discharged for cause, his or her Options terminate immediately. The estate of a deceased optionee may exercise the decedent's Options within three months after the death, to the extent exercisable at the time of death. If an Optionee is disabled, his or her Options may be exercised within one year thereafter, to the extent exercisable at the time of the disability. In case of discharge without cause, the Optionee may exercise his or her Options within three months thereafter, to the extent exercisable at the date of discharge.

AMENDMENTS TO THE PLAN

         The Board of Directors may at any time terminate or modify or suspend the 2003 Plan, provided that no such termination, modification or suspension shall adversely affect any rights or obligations of the participants holding any Option previously granted, and further provided that no such modification, without the approval of the stockholders to the extent such approval is required by applicable law, regulation or rule, shall (i) modify the eligibility requirements for participation, or (ii) increase the maximum number of shares as to which options may be granted.

TERM OF THE PLAN

         The 2003 Plan will terminate on February 25, 2013 and no options may be granted under the 2003 Plan after that date.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the Federal income tax aspects of grants under the 2003 Plan. The summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Upon the grant of a Non-Qualified Option, no income will be realized by the optionee. Upon exercise, ordinary income will generally be realized by the optionee in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price, and the Company will be entitled to a corresponding tax deduction. Upon disposition of the shares, appreciation or depreciation after the date of exercise will be treated as short-term or long-term capital gain or loss to the optionee, depending upon how long the shares have been held. Generally, the Company is required to withhold for income and payroll tax purposes upon exercise, or otherwise ensure that the amount of tax required to be withheld is remitted by the optionee to the Company.

         No tax consequences result from the grant of an Incentive Stock Option, or, except as provided below, from its exercise by the optionee, and except as put forth below, the Company is not entitled to any deduction thereupon. The optionee will realize long-term capital gain or loss upon the sale of shares, measured by the difference between the sale price and the option price, provided the shares are held for more than two years after the grant of the incentive stock option and one year after the date of exercise. If the shares are disposed of prior to such time, (a so-called "disqualifying disposition") the optionee must treat as ordinary income the difference between the option price and the lesser of the fair market value of the shares on the exercise date or the amount realized in case of a sale or exchange. Any remaining gain or loss will be treated as short-term or long-term capital gain or loss, depending upon how long the shares have been held. An amount equal to the ordinary income recognized by the optionee upon such disposition will be deductible by the Company at such time. For purposes of calculating the optionee's alternative minimum tax, if any, the difference between the fair market value of the shares subject to the incentive stock option determined on the date of exercise and the option price generally constitutes an item of adjustment.

         The Internal Revenue Service and the Treasury Department have announced that they are considering the application of payroll and income withholding tax to the exercise of Incentive Stock Options and the disposition of shares acquired pursuant to Incentive Stock Options prior to the expiration of the two year and one year period referred to above.

         However until further guidance, payroll tax and income tax withholding will not apply with regard to exercises of Incentive Stock Options or the disposition of shares acquired in connection with any such exercise. Optionees will still be required to include compensation in income upon a disqualifying disposition of shares acquired upon the exercise of an Incentive Stock Option as described above.

         If upon the exercise of a Non-Qualified Option or an Incentive Stock Option all or a portion of the option price is satisfied either by delivery to the Company of shares previously acquired by the optionee or by a direction to the Company by the optionee to withhold shares otherwise issuable upon exercise, the timing, character and amount of income that will be recognized by the optionee, and the tax deduction available to the Company, may be other than as discussed above.

EQUITY COMPENSATION PLAN INFORMATION

    The following table presents information as of December 31, 2002 regarding the number of shares of the Company's Common Stock that may be issued under the Company's equity compensation plans.


                                                                                                   Number of securities remaining
                                                                                                   available for future issuance
                              Number of securities to be issued     Weighted-average exercise      under equity compensation plans
                              upon exercise of outstanding options, price of outstanding options,  (excluding securities reflected
     Plan Category            warrants and rights                   warrants and rights            in the first column)
-----------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by
security holders (1)                509,938                               $3.57                                    172,166
Equity compensation plans
not approved
by security holders (2)               -0-                                   -0-                                       -0-

-------------------------

     (1)      Includes the 2001, 1999 and 1992 Stock Option Plans.

     (2) Does not include 100,000 shares of Restricted Stock awarded pursuant to the Restricted Stock Agreement dated December 19, 2002 between Mr. Ferrantino and the Company.

MATERIAL FEATURE OF RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY AND MR. FERRANTINO NOT APPROVED BY SHAREHOLDERS

         As an inducement to becoming an employee of the Company, pursuant to a Restricted Stock Agreement dated December 19, 2002 between the Company and Michael J. Ferrantino, a director and President and Chief Executive Officer of the Company, the Company issued 100,000 shares of Common Stock (the "Restricted Stock") to Mr. Ferrantino for a purchase price of $.05 per share or an aggregate purchase price of $5000. Pursuant to the Restricted Stock Agreement, the Restricted Stock may not be sold, transferred, encumbered or otherwise disposed of for a period of five years from October 23, 2002 except that such restrictions will terminate at the rate of 20% of the Restricted Stock per year commencing on October 23, 2003. In addition, the restrictions shall terminate as to an additional 20% of the Restricted Stock upon the death of the employee after October 23, 2003 or entirely upon a change in control defined to include ownership of 70% or more of the outstanding Common Stock of the Company by anyone other than Ted Valpey Jr. or certain mergers or reorganizations of the Company.

                                3. OTHER MATTERS

AUDIT AND RELATED MATTERS

         The Board of Directors has selected Grant Thornton LLP, independent certified public accountants, as auditors of the Company for 2003.

         The consolidated financial statements of the Company and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 2002 were examined by Grant Thornton LLP. Representatives of Grant Thornton LLP are expected to attend the meeting with the opportunity to make a statement if they desire. It is expected that such representatives will be available to respond to appropriate questions from stockholders.

         Effective November 6, 2002, the Registrant dismissed Deloitte & Touche LLP ("D&T") as independent accountants and appointed Grant Thornton LLP ("GT") as independent accountants for the Company. The Company's Audit Committee approved these changes and recommended them to the Board of Directors. The Company's Board of Directors approved the changes.

         During the Company's two most recent fiscal years and the subsequent interim period preceding D&T's dismissal, there were no disagreements between D&T and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make a reference to the subject matter of the disagreements in their report on financial statements for such year. During such period, there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

         The reports of D&T on the Company's consolidated financial statements as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and through November 6, 2002, the Company did not consult with GT with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         Each of D&T and GT has informed the Company that it does not believe that the statements made in this Proxy Statement by the Company with respect to the change in accountants are incorrect or incomplete.

ADDITIONAL INFORMATION

         The cost of solicitation of Proxies will be borne by the Company. If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company. Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company.

STOCKHOLDER'S PROPOSALS

            From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2004 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2004 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than November 28, 2003. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2004 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than February 11, 2004.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                    JOHN J. MCARDLE III
                                    SECRETARY

MARCH 28, 2003

         UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH STOCKHOLDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2002, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO SECRETARY, VALPEY-FISHER CORPORATION, 75 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748. THERE WILL BE NO CHARGE FOR SUCH REPORT UNLESS ONE OR MORE EXHIBITS THERETO ARE REQUESTED, IN WHICH CASE THE COMPANY'S REASONABLE EXPENSES OF FURNISHING SUCH EXHIBITS MAY BE CHARGED.

         ALL STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. IF YOU ARE MAILING YOUR PROXY, KINDLY DO SO SUFFICIENTLY IN ADVANCE OF THE MEETING DATE SO THAT IT WILL BE RECEIVED IN TIME TO BE COUNTED AT THE MEETING.

                                   APPENDIX A

                            VALPEY-FISHER CORPORATION

                             2003 STOCK OPTION PLAN

1.       PURPOSE

         The Plan is intended to expand and improve the profitability and prosperity of Valpey-Fisher Corporation for the benefit of its stockholders by permitting the Corporation to grant to officers and other key employees of, and consultants and advisers to, the Corporation and its Subsidiaries, options to purchase shares of the Corporation's Common Stock. These grants are intended to provide additional incentive to such persons by offering them a greater stake in the Corporation's continued success. The Plan is also intended as a means of reinforcing the commonality of interest between the Corporation's stockholders and such persons, and as an aid in attracting and retaining the services of individuals of outstanding and specialized skills.

2.       DEFINITIONS

         For Plan purposes, except where the context otherwise indicates, the following terms shall have the meanings which follow:

         (a) "Agreement" shall mean a written instrument executed and delivered on behalf of the Corporation which specifies the terms and conditions of a Stock Option granted to a Participant.

         (b) "Beneficiary" shall mean the person or persons who may be designated by a Participant from time to time in writing to the Committee, to receive, if the Participant dies, any Option exercise rights held by the Participant.

         (c) "Board" shall mean the Board of Directors of the Corporation.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

         (e) "Committee" shall mean a Committee of the Board composed of two or more persons which shall be designated by the Board to administer the Plan. Each member of the Committee, while serving as such, shall be a member of the Board and shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

         (f) "Common Stock" shall mean the Common Stock of the Corporation having a par value of $0.05 per share.

         (g) "Corporation" shall mean VALPEY-FISHER Corporation, a Maryland corporation.

         (h) "Employee" shall mean any person who is employed by the Corporation or any Subsidiary corporation.

         (i) "Exercise Price" shall mean the per share price for which a Participant upon exercise of a Stock Option may purchase a share of Common Stock.

         (j) "Fair Market Value" shall mean the value of a share of Common Stock to be determined by, and in accordance with procedures established by, the Committee. Such fair market value shall be deemed conclusive upon the determination of the Committee made in good faith. The preceding notwithstanding, so long as the Common Stock is listed on a national stock exchange, the "Fair Market Value" shall mean with respect to any given day, the mean between the highest and lowest reported sales prices of the Common Stock on the principal national stock exchange on which the Common Stock is listed, or if such exchange was closed on such day or if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by a responsible reporting service.

         (k) "Incentive Stock Option" shall mean a Stock Option which is intended to meet and comply with the terms and conditions for an "incentive stock option" as set forth in Section 422 of the Code, or any other form of tax qualified stock option which may be incorporated and defined in the Code as it may from time to time be amended.

         (l) "Non-Qualified Option" shall mean a Stock Option which does not meet the requirements of Section 422 of the Code or the terms of which provide that it will not be treated as an Incentive Stock Option.

         (m) "Participant" shall mean any person who is granted a Stock Option under the Plan.

         (n) "Plan" shall mean the VALPEY-FISHER Corporation 2003 Stock Option Plan as set forth herein and as amended from time to time.

         (o) "Stock Option" or "Option" shall mean a right to purchase a stated number of shares of Common Stock subject to such terms and conditions as are set forth in the Plan and an Agreement.

         (p) "Subsidiary corporation" or "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Corporation as defined in Section 424(f) of the Code.

3.       ADMINISTRATION

         (a) The Committee shall administer the Plan and, accordingly, it shall have full power to grant Stock Options under the plan, to construe and interpret the Plan, and to establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan.

         (b) The determination of those eligible to receive Stock Options, and the amount, type and terms and conditions of each Stock Option shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

         (c) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

4.       COMMON STOCK LIMITS

         The total number of shares of Common Stock which may be issued on exercise of Stock Options shall not exceed 200,000 shares, subject to adjustment in accordance with Paragraph 9 of the Plan. Shares issued under the Plan may be, in whole or in part, as determined by the Committee, authorized but unissued or treasury shares of Common Stock. If any Options granted under the Plan shall expire or terminate without having been exercised, the shares subject to such Options shall be added back to the number of shares of Common Stock which may be issued on exercise of Stock Options.

5.       ELIGIBILITY FOR PARTICIPATION

         (a) Consistent with Plan objectives, the following persons shall be eligible to become Participants in the Plan: officers and other key Employees and consultants and advisers to the Corporation or any Subsidiary corporation, provided that members of the Board who are not Employees shall not be eligible.

         (b) The foregoing subparagraph (a) notwithstanding, Incentive Stock Options shall be granted only to officers and other key Employees, and no Incentive Stock Options shall be granted to an Employee who owns more than 10% of the Common Stock determined in accordance with the provisions of Section 422(b)(6) of the Code, unless the Option meets the requirements of Section 422(c)(5) of the Code.

         (c) Options shall be granted to consultants and advisers only for BONA FIDE services rendered other than in connection with the offer or sale of securities.

6.       STOCK OPTIONS - TERMS AND CONDITIONS

         All Stock Options granted under the Plan shall be evidenced by Agreements which shall contain such provisions as shall be required by the Plan together with such other provisions as the Committee may prescribe, including the following provisions:

         (a) PRICE: The Committee shall establish the Exercise Price, provided, however, that in the case of an Incentive Stock Option the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date of the grant of the Option.

         (b) PERIOD: The Committee shall establish the term of any Option awarded under the Plan, provided, however, that no Option shall be exercisable after the expiration of 10 years from the date of the grant of the Option.

         (c) TIME OF EXERCISE: The Committee shall establish the time or times at which an Option, or portion thereof, shall be exercisable. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

         (d) EXERCISE: An Option, or portion thereof, shall be exercised by delivery or a written notice of exercise to the Corporation together with payment of the full purchase price of the shares as to which the Option is exercised ("Purchase Price"). Payment may be made:

                  (i) in United States dollars by good check, bank draft or money order payable to the order of the Corporation, or

                  (ii) at the discretion of the Committee by the transfer to the Corporation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

                  (iii) at the discretion of the Committee and subject to any restrictions or conditions as it deems appropriate (including any restrictions as may be set forth in Rule 16b-3 under the Securities Exchange Act of 1934), by electing to have the Corporation withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

                  (iv) at the discretion of the Committee by a combination of
(i) and (ii) or (i) and (iii) above.

The Committee shall determine the procedures for the use of Common Stock in payment of the Purchase Price and may impose such limitations and prohibitions on such use as it deems appropriate.

         (e) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS: Notwithstanding any other provisions of the Plan, with respect to Incentive Stock Options granted under the Plan (in addition to any other provisions specifically made applicable to Incentive Stock Options), the following provisions will apply:

                  (i) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options (whether granted hereunder or pursuant to any other plan of the Corporation or a Subsidiary) are first exercisable by a Participant during any calendar year exceeds $100,000 (or such other limit as may be in effect from time to time under the Code), such Options shall be treated as Non-Qualified Options.

                  (ii) Any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either
(a) within two years after the date of the grant of the Option under which such shares were acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation in writing of such disposition and of the amount realized upon such disposition promptly after the disposition.

7.       TERMINATION OF EMPLOYMENT

         If a Participant holding an Option shall cease to be employed (or in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of death or any other reason other than voluntary quitting, discharge for cause or permanent and total disability as defined in Section 22(e)(3) of the Code (hereinafter called a "Disability"), as determined by the Committee, such Participant (or, if applicable, such Participant's Beneficiary or legal representative) may, but only within the three months next succeeding such cessation of employment or engagement, exercise such Option to the extent that such Participant would have been entitled to do so on the date of such cessation of employments or engagements. If a Participant holding an Option voluntarily quits or is discharged for cause, such Option shall terminate on the date of cessation of employment or engagement.

8.       DISABILITY

         If a Participant holding an Option shall cease to be employed (or, in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of a Disability, the Option shall be exercisable by such Participant or such Participant's duly appointed guardian or other legal representative, to the extent that such Participant would have been entitled to do so on the date of such cessation of employment, but only within one year following such cessation of employment due to said Disability.

9.       ADJUSTMENTS

         In the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Corporation, or similar event, the Board of Directors upon recommendation of the Committee shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of Options and in the kind or number of shares issuable upon exercise of Options theretofore granted and in the exercise price of such options.

10.      MERGER, CONSOLIDATION OR SALE OF ASSETS

         If the Corporation shall be a party to a merger or consolidation or shall sell substantially all its assets, each outstanding Option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the Option immediately prior to such merger, consolidation, or sale of assets would be entitled to receive in such merger, consolidation or sale of assets.

11.      AMENDMENT AND TERMINATION OF PLAN

         (a) The Board, without further approval of the stockholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interests of the Corporation; provided, however, that no such amendment shall be made, without approval of the stockholders, to the extent such approval is required by applicable law, regulation or rule, or which would:

                  (i) modify the eligibility requirements for participation in the Plan; or

                  (ii) increase the total number of shares of Common Stock which may be issued pursuant to Stock Options, except as is provided for in accordance with Paragraph 9 of the Plan.

         (b) No amendment, suspension or termination of this Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to the Participant under the Plan.

         (c) The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments the Plan.

12.      GOVERNMENT AND OTHER REGULATIONS

         The granting of Stock Options under the Plan and the obligation of the Corporation to issue or transfer and deliver shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect.

13.      MISCELLANEOUS PROVISIONS

         (a) RIGHTS TO CONTINUED EMPLOYMENT: No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving any Participant the right to be retained in the employ of the Corporation or any Subsidiary corporation (or to be otherwise retained in the case of a Participant who is not an Employee) and the Corporation expressly reserves the right at any time to dismiss a Participant with or without cause, free of any liability or any claim under the Plan, except as provided herein or in an Agreement.

         (b) WHO SHALL EXERCISE: Except as provided by the Plan, an Incentive Stock Option shall be exercisable during the lifetime of the Participant to whom it is granted only by such Participant, and it may be exercised only if such Participant has been in the continuous employ of the Corporation or any Subsidiary corporation from the date of grant of the Option to the date of its exercise.

         (c) NON-TRANSFERABILITY: No right or interest of any Participant in the Plan or an Agreement shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be liable for, or subject to, any lien, obligation or liability of such Participant; provided that in the discretion of the Committee a Non-Qualified Option may be made transferable and assignable on such terms and conditions as the Committee shall in its discretion determine.

         (d) WITHHOLDING TAXES: The Corporation may require a payment to cover applicable withholding for income and employment taxes in connection with a Stock Option.

         (e) RIGHTS AS STOCKHOLDER: A Participant as such shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or are transferred to the Participant upon exercise of an Option.

         (f) PLAN EXPENSES: Any expenses of administering this Plan shall be borne by the Corporation.

         (g) LEGAL CONSIDERATIONS: The Corporation shall not be required to issue, transfer or deliver shares of Common Stock upon exercise of Options until all applicable legal, listing or registration requirements, as determined by legal counsel, have been satisfied, and any necessary or appropriate written representations have been given by the Participant.

         (h) OTHER PLANS: Nothing contained herein shall prevent the Corporation from establishing other incentive and benefit plans in which Participants in the Plan may also participate.

         (i) NO WARRANTY OF TAX EFFECT: Except as may be contained in any Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any grants hereunder.

         (j) CONSTRUCTION OF PLAN: The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Maryland.

14.      STOCKHOLDER APPROVAL - TERM OF PLAN

         Upon approval by the stockholders of the Corporation, the Plan shall become unconditionally effective as of February 26, 2003. No Option shall be granted after February 25, 2013, provided, however, that the Plan and all outstanding Options granted under the Plan prior to such date shall remain in effect until the applicable Options have expired. If the stockholders shall not approve the Plan, the Plan shall not be effective and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

                                   DETACH HERE

                           VALPEY-FISHER CORPORATION

                 Proxy Solicited by the Board of Directors for
                         Annual Meeting on May 8, 2003

The undersigned hereby constitutes and appoints MICHAEL J. FERRANTINO and MICHAEL J. KROLL, either one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of Valpey-Fisher Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Annual Meeting of its stockholders to be held on May 8, 2003, at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposals set forth on the reverse side and described in the Proxy Statement dated March 28, 2003.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 28, 2003.

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED MARCH 28, 2003 AND "FOR" APPROVAL OF THE 2003 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    -----------------------------------

-------------------------------------    -----------------------------------

-------------------------------------    -----------------------------------

VALPEY-FISHER
C/O EQUISERVE TRUST
P.O. BOX 8694
EDISON, NJ 08818-8694




            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------


[X] Please Mark
    votes as in
    this example

                         -----------------------------
                           VALPEY-FISHER CORPORATION
                         -----------------------------

A vote "FOR" Items 1 and 2 is recommended by the Board of Directors.

1.The election of seven directors.

     Nominees: (01) Richard W. Anderson, (02) Michael J. Ferrantino,
               (03) Eli Fleisher, (04) Lawrence Holsborg,
               (05) John J. McArdle III (06) Robert W. Muir, Jr.
               (07) Ted Valpey, Jr.

        FOR                            WITHHELD
[_]     ALL                     [_]    FROM ALL
      NOMINEEES                        NOMINEEES


[_]  ________________________________________
     For all nominees except as noted above

2.  Approval of 2003 Stock Option Plan      FOR   AGAINST   ABSTAIN
                                            [_]     [_]       [_]

Mark box at right if an address change or comment has been [_] noted on the reverse side of this card.

Please be sure to sign and date this Proxy


IMPORTANT: In signing this Proxy, please sign your name or names in the box at left in the exact form appearing on this Proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give our full title as such. EACH JOINT TENANT MUST SIGN



Signature:__________ Date: _________ Signature:____________ Date:____________